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                                                                 Exhibit 23.1(b)
                                                                 ---------------


    CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



    Setab Alpha, Inc.
    Ballwin, Missouri



         We hereby consent to the use in the Registration Statement on Form S-4 of our report dated May 1, 1996, relating to the financial statements of Setab Alpha, Inc., which is contained in that Registration Statement.

         We also consent to the reference to us under the caption "Experts" in the Registration Statement.



                                        BDO SEIDMAN, LLP



    St. Louis, Missouri
    July 17, 1996